As filed with the Securities and Exchange Commission on January 10, 1997

                                                   Registration No.------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      Under
                           THE SECURITIES ACT OF 1933

                               RYDER SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

        Florida                                        59-0739250
(State of incorporation)                   (I.R.S. Employer Identification No.)

                    3600 N.W. 82nd Ave., Miami, Florida 33166
                    (Address of principal executive offices)

                               -----------------

                  RYDER SYSTEM, INC. DEFERRED COMPENSATION PLAN
                            (Full title of the plan)

                              JAMES M. HERRON, Esq.

                               Ryder System, Inc.

                   3600 N.W. 82nd Avenue, Miami, Florida 33166

                                 (305) 500-3283
            (Name, address and telephone number of agent for service)

            Approximate date of commencement of sale under the Plan:
   From time to time after the effective date of this Registration Statement.

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                             Proposed    Proposed
                                             maximum     maximum
                                Amount       offering    aggregate  Amount of
Title of securities             to be        price       offering   registration
to be registered                registered   per share   price      fee (2)

================================================================================

Interests in the Ryder System,
 Inc.
Deferred Compensation Plan      (1)          (1)         (1)         $0

================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminable amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Pursuant to Section 6(b) of the Securities Act of 1933, no registration fee is required.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by Ryder System, Inc. (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated in this Registration Statement by reference:

         (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1995.

         (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of the fiscal year covered by the annual report referred to in (a) above.

         (c) (1) The description of the Registrant's common stock, par value $.50, contained in its Registration Statement on Form S-3, No. 33-33600 filed on February 27, 1990, as amended, with the Commission.

         (c) (2) The description of the Registrant's preferred share purchase rights contained in its Registration Statement on Form 8-A filed on April 3, 1996 with the Commission.

         All documents subsequently filed by the Registrant or the Plan pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part of this Registration Statement from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         The legality of the interests in the Ryder System, Inc. Deferred Compensation Plan to be offered have been passed upon for the Registrant by James M. Herron, General Counsel of the

Registrant. Mr. Herron owns beneficially 11,519 shares of common stock of the Registrant and directly owns options to purchase 226,977 shares of common stock.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Official Florida Statutes, as amended, Chapter 607, Section 607.0850 authorizes the indemnification of officers, directors, employees and agents under certain circumstances.

         Article IV of the Registrant's Restated Articles of Incorporation provides that the Registrant has the power to indemnify its directors, officers, and other employees to the fullest extent permitted by law. Article XII of the Registrant's By-Laws further provides that the Registrant shall indemnify to the fullest extent permitted by current or future legislation or current or future judicial or administrative decisions (to the extent such future legislation or decisions permit the Registrant to provide broader indemnification rights than permitted prior to such legislation or decisions), each person who is a party or witness to any proceeding (whether civil, criminal, administrative or investigative) against any liability (including any judgment, settlement, penalty or fine) or cost, charge or expense (including reasonable expenses incurred in defending such actions) by reason of the fact that such indemnified person is or was a director, officer or employee of the Registrant, or is or was an agent as to whom the Registrant has agreed to grant such indemnification, or is or was serving at the request of the Registrant as a director, officer or employee of another corporation, trust or enterprise.

         Since November 6, 1964, there has been in effect a directors and officers liability insurance policy which, commencing November 6, 1986, has been with the Federal Insurance Company. The coverage extends to wrongful acts such as breach of duty and negligence, but does not extend to acts proven to be dishonest. Currently, the coverage is subject to a deductible amount of $750,000 with a policy limit of $25,000,000. The Registrant pays the premiums for this policy.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

Item 8.  EXHIBITS

         See Exhibit Index.

Item 9.  UNDERTAKING

         (a) The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                 (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 10th day of January, 1997.

                                       RYDER SYSTEM, INC.
                                       (Registrant)

                                       By: /s/M. ANTHONY BURNS
                                           --------------------------
                                       M. Anthony Burns
                                       Chairman of the Board,
                                       President and
                                       Chief Executive Officer

                              --------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           NAME                    TITLE                              DATE
           ----                    -----                              ----

M. ANTHONY BURNS          Chairman of the Board,
-----------------------   President and
M. Anthony Burns          Chief Executive Officer
                          (Principal Executive Officer)       January 10, 1997

EDWIN A. HUSTON           Senior Executive Vice
-----------------------   President - Finance and
Edwin A. Huston           Chief Financial Officer
                          (Principal Financial Officer)       January 10, 1997

GEORGE P. SCANLON         Vice President and
-----------------------   Controller (Principal
George P. Scanlon         Accounting Officer)                 January 10, 1997

ARTHUR H. BERNSTEIN        Director               January 10, 1997
-----------------------
Arthur H. Bernstein*

JOSEPH L. DIONNE           Director               January 10, 1997
-----------------------
Joseph L. Dionne*

EDWARD T. FOOTE II         Director               January 10, 1997
-----------------------
Edward T. Foote II*

                           Director               January 10, 1997
-----------------------
John A. Georges

                           Director               January 10, 1997
-----------------------
Vernon E. Jordan, Jr.

                           Director               January 10, 1997
-----------------------
David T. Kearns

                           Director               January 10, 1997
-----------------------
Lynn M. Martin

PAUL J. RIZZO              Director               January 10, 1997
-----------------------
Paul J. Rizzo*

ALVA O. WAY                Director               January 10, 1997
-----------------------
Alva O. Way*

MARK H. WILLES             Director               January 10, 1997
-----------------------
Mark H. Willes*

EDWARD R. HENDERSON
-------------------------
*By:  Edward R. Henderson
        Attorney-in-Fact

      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Retirement Committee, Administrator of the Ryder System, Inc. Deferred Compensation Plan, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 10th day of January, 1997.

                        RYDER SYSTEM, INC. DEFERRED
                        COMPENSATION PLAN

                        By: /s/THOMAS E. MCKINNON
                            ---------------------------
                            Thomas E. McKinnon
                            On behalf of the Retirement Committee,
                            Administrator of the Deferred Compensation Plan

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                                                                                 REGISTRATION
TABLE                                                                                     STATEMENT
NUMBER                                      EXHIBIT                                          PAGE
------                                      -------                                          ----

(4) Instruments defining the rights of security holders, including indentures:

                  (a)      By-Laws of the Registrant, as amended through
                           November 23, 1993, previously filed with the
                           Commission as an exhibit to the Registrant's Annual
                           Report on Form 10-K for the year ended December 31,
                           1993, are incorporated
                           by reference herein.                                               *

                  (b)      Restated Articles of Incorporation of the Registrant,
                           dated November 8, 1985, as amended through May 18,
                           1990, previously filed with the Commission as an
                           exhibit to the Registrant's Annual Report on Form
                           10-K for the year ended December 31, 1990, are
                           incorporated by reference
                           herein.                                                            *

                  (c)      Rights Agreement between the Registrant and Boston
                           Equiserve, L.P., dated as of March 8, 1996,
                           previously filed with the Commission as an exhibit to
                           the Registrant's Registration Statement on Form 8-A
                           dated April 3, 1996, is incorporated by reference herein.          *

--------------------
         *  Incorporated by reference as indicated herein.

                                        8

                                 EXHIBIT INDEX
                                  (continued)

EXHIBIT                                                                           REGISTRATION
TABLE                                                                               STATEMENT
NUMBER                                      EXHIBIT                                    PAGE
------                                      -------                                    ----

(5)               Opinions re legality:

                  (a)      Opinion of James M. Herron, Esq., General Counsel
                           of the Registrant.                                             11

(15)              Letter re unaudited interim financial information:

                  (a)      Letter from KPMG Peat Marwick LLP concerning
                           unaudited interim financial information.                        13

(23)              Consents of experts and counsel:

                  (a)      Consent of KPMG Peat Marwick LLP,
                           Independent Certified Public Accountants.                       14

                  (b) Consent of Counsel for the Registrant is included in Exhibit (5)(a).

--------------------
         *  Incorporated by reference as indicated herein.

                                        9


                                                          EXHIBIT INDEX
                                                           (continued)

EXHIBIT                                                                            REGISTRATION
TABLE                                                                                STATEMENT
NUMBER                                      EXHIBIT                                     PAGE
------                                      -------                                     ----

(24)              Powers of Attorney:

                  (a) Arthur H. Bernstein                                                15
                  (b) Joseph L. Dionne                                                   16
                  (c) Edward T. Foote II                                                 17
                  (d) Paul J. Rizzo                                                      18
                  (e) Alva O. Way                                                        19
                  (f) Mark H. Willes                                                     20

(28) Information from reports furnished to state insurance regulatory authorities:
                  None

(99)              Additional exhibits:
                  None

                                       10